FOURTH QUARTER 2022 EARNINGS CALL February 23, 2023 EARNINGS CALL PRESENTATION Q3 2023

2 The financial results in this document reflect preliminary, unaudited results, which are not final until the Company’s Quarterly Report on Form 10-Q is filed. With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our guidance, the uncertain financial impact of the COVID-19 pandemic, our capital resources and liquidity, our pursuit of growth opportunities, the timing of transaction closings and investment spending, our expected cash flows, the performance of our customers, our expected cash collections and our results of operations and financial condition. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of actual events. There is no assurance that the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “estimates,” “offers,” “plans,” “would” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof. DISCLAIMER

INTRODUCTORY COMMENTS

PORTFOLIO UPDATE

5 PORTFOLIO OVERVIEW Education Portfolio 71 Properties; 8 Operators Occupancy at 100%** *See Quarterly Report on Form 10-Q for quarter ended September 30, 2023 for definition and calculation of this non-GAAP measure **Excluding properties EPR intends to sell Experiential Portfolio 288 Properties; 51 Operators Occupancy at 99%** $6.2B (92%) Total Investments* Total Portfolio Snapshot ~$6.7B Total Investments* 359 Properties Occupancy at 99%** Q3 Investment Spending $36.8M YTD Investment Spending $135.5M

6 PORTFOLIO COVERAGE *Normalized theatre coverage is calculated as though the Regal restructuring had been in place for 12 months ending June, 30, 2023 **BoxOfficeMojo TTM June 2023 Normalized TTM June 2023* YE 2019 Theatre Coverage 1.4x 1.5x 1.7x Box Office** $8.1B $8.1B $11.4B Non-Theatre Coverage 2.6x 2.6x 2.0x Total Portfolio Coverage 2.0x 2.1x 1.9x Strong Total Portfolio Coverage Methodology – Coverage numerator is customer's store level EBITDARM and denominator is EPR's minimum rent or interest (excludes non-cash straight-line rent or interest income from the effective interest method of accounting) EBITDARM data is sourced from customers' reported store level profit and loss statements

7 THEATRES Tenant and Operator Updates Regal Restructuring • Entered into restructuring agreement anchored by new master lease for 41 of 57 properties • Master lease became effective August 1st 5 Former Regal Locations, Now Managed Properties • 4 managed by Cinemark, 1 managed by Phoenix • All open, ramping up and regaining market share; performance in line with expectations Santikos Acquisition of Southern Theatres on July 17 • Now 8th largest theatre circuit in North America • Southern paid entire remaining deferred rent of $11.6M Potential Restructuring • Due to potential restructuring with a small, regional theatre operator, we took impairment charge of $20.9M

8 THEATRES *BoxOfficeMojo Box Office Continued Recovery* Q3 Box Office • $7B for Q1-Q3 2023, 26% increase over 2022 • $955M combined box office from Barbie and Oppenheimer • $2.6B Q3 box office, 38% increase over 2022 Q4 Box Office • Taylor Swift: The Eras Tour grossed $93M opening weekend, the second highest October opening gross ever; has grossed $132M through 10/23 • Killers of the Flower Moon grossed $23M opening weekend Year to Date Box Office through Oct. 23 • 21 films have grossed over $100M • $7.44B box office, exceeding 2022 total box office Full Year Box Office • Box office should end up slightly above $9B, up 24% over 2022

9 PORTFOLIO UPDATE Experiential Lodging Revenue & EBITDARM growth across portfolio Eat & Play Q3 portfolio revenue & EBITDARM up Attractions & Cultural Attractions saw increased gains with some EBITDARM pressure; City Museum attendance up 11%, Titanic Museums see growth Fitness & Wellness Continued growth in membership revenue for fitness, improvements in EBITDARM; construction underway on The Springs Resort & Murietta Springs Ski Vail season pass sales up 7% over last season; Alyeska joins IKON Pass this coming season

CAPITAL RECYCLING AND INVESTMENT SPENDING

Capital Recycling

- During the Quarter
  - Sold 2 KinderCare locations for use as schools for proceeds of $13.8M & gain of ~$1.5M; have sold 3 of 5 with a signed purchase agreement for 4th
  - Sold former Cinemex theatre in Hialeah, FL for a non-theatre use for net proceeds of $9M; gain of ~$750K
  - Sold 1st of 11 Regals for net proceeds of $3.7 million; a gain of ~$300K
- Year to Date
  - Have either executed letters of intent or purchase and sale agreements for 6 of the remaining 10 former Regal theatres
  - In 2023, generated approx. $35M in proceeds from dispositions

Investment Spending

Q3 Investment spending was $36.8M on development and redevelopment projects commenced in 2022 and 2023; YTD total is $135.5M

2023 Investment Spending Guidance	$225M-$275M

EPR Properties®

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FINANCIAL REVIEW

1 2 (In millions except per-share data) *See Supplemental Operating and Financial Data for the Third Quarter Ended September 30, 2023 for definitions and calculations of these non-GAAP measures FINANCIAL HIGHLIGHTS Financial Performance Quarter ended September 30, 2023 2022 $ Change % Change Total Revenue $189.4 $161.4 $28.0 17% Net Income – Common 50.2 44.8 5.4 12% FFO as adj. – Common* 113.2 88.2 25.0 28% AFFO – Common* 113.3 92.3 21.0 23% Net Income/share – Common 0.66 0.60 0.06 10% FFO/share - Common, as adj.* 1.47 1.16 0.31 27% AFFO/share - Common* 1.47 1.22 0.25 20%

1 3 CASH-BASIS DEFERRAL COLLECTIONS (In millions) Q1 2022 A Q2 2022 A Q3 2022 A Q4 2022 A 2022 A Q1 2023 A Q2 2023 A Q3 2023 A Q4 2023 E 2023 E 2024 E Cash-Basis Deferral Collections (1) $1.6 $4.7 $5.2 $6.2 $17.7 $6.5 $7.3 $15.5 $0.3 $29.6 $0.8 Regal Sept Stub Rent(2) $ - $ - $ - $ 0.7 $0.7 $1.9 $0.7 $2.5 $ - $ 5.1 $ - Regal Pre- Petition Rent $ - $ - $ - $ - $ - $ - $ - $1.3 $ - $1.3 $ - Total $1.6 $4.7 $5.2 $6.9 $18.4 $8.4 $8.0 $19.3 $0.3 $36.0 $0.8 (1) Includes out-of-period property expense reimbursements and excludes any amounts that could be received from a tenant whose repayment of deferred amounts is based on exceeding an EBITDA threshold. (2) Excludes deferred rent portion of September stub rent, which is included above under cash-basis deferral collections.

1 4 FINANCIAL HIGHLIGHTS Key Ratios* Quarter ended September 30, 2023 Fixed charge coverage 3.8x Debt service coverage 4.5x Interest coverage 4.5x Net Debt to Adjusted EBITDAre 4.4x Net Debt to Gross Assets 38% AFFO payout 56% *See Supplemental Operating and Financial Data for the Third Quarter Ended September 30, 2023 for definitions and calculations of these non-GAAP measures

1 5 Debt • $2.8B total debt; all fixed rate or fixed through interest rate swaps at weighted avg. = 4.3% • Weighted avg. debt maturity of 4.5 years; no scheduled debt maturities in 2023 and only $136.6M due in 2024 Liquidity Position at 9/30/2023 • $173.0M unrestricted cash • No balance on $1B revolver CAPITAL MARKETS UPDATE

1 6 2023 GUIDANCE *See Supplemental Operating and Financial Data for the Third Quarter Ended September 30, 2023 for definition and calculation of this non-GAAP measure FFO AS ADJUSTED PER SHARE* Revised Guidance $5.10 - $5.18 Prior Guidance $5.05 - $5.15 INVESTMENT SPENDING Revised Guidance $225M - $275M Prior Guidance $200M - $300M DISPOSITION PROCEEDS Revised Guidance $45M - $60M Prior Guidance $31M - $41M PERCENTAGE RENT AND PARTICIPATING INTEREST Guidance (Unchanged) $11 M - $13M GENERAL & ADMINISTATIVE EXPENSE Guidance (Unchanged) $56 M - $58M

1 7 FFO AS ADJUSTED PER SHARE* GUIDANCE RECONCILIATION *See Supplemental Operating and Financial Data for the Third Quarter Ended September 30, 2023 for definition and calculation of this non-GAAP measure $ in millions 2023E Prior FFO As Adjusted Per Share Guidance at Midpoint $5.10 Favorable Straight-Line Rental Revenue (primarily related to Regal Ground Leases) $2.1 $0.03 Favorable Property Operating Expense Reimbursements from Regal 1.2 $0.01 Revised FFO As Adjusted Per Share Guidance at Midpoint $5.14

1 8 FFO AS ADJUSTED PER SHARE* WITHOUT DEFERRAL COLLECTIONS *See Supplemental Operating and Financial Data for the Third Quarter Ended September 30, 2023 for definition and calculation of this non-GAAP measure $ in millions 2022 A $ in millions 2023 E (1) Growth FFO As Adjusted Per Share $4.69 $5.14 9.6% Less: Deferral Collections $18.4 ($0.24) $36.0 ($0.47) FFO As Adjusted Per Share Without Deferral Collections $4.45 $4.67 4.9% (1) Estimates for 2023 reflect the mid-point of guidance.

CLOSING COMMENTS

EPR Properties 909 Walnut Street, Suite 200 Kansas City, MO 64106 www.eprkc.com 816-472-1700 info@eprkc.com